EXHIBIT 10.1
     LOAN MODIFICATION AGREEMENT dated as of May 2, 2011 (this “Agreement”), among TRW Automotive Holdings Corp. (“Holdings”), TRW Automotive Intermediate Holdings Corp.(“Intermediate Holdings”), TRW Automotive Inc. (the “U.S. Borrower”), the Foreign Subsidiary Borrowers party hereto, the Accepting Lenders (as defined below) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
          WHEREAS, pursuant to Section 2.25(a) of the Seventh Amended and Restated Credit Agreement dated as of December 21, 2009 (as amended prior to the date hereof, the “Credit Agreement”), among Holdings, Intermediate Holdings, the U.S. Borrower, the Foreign Subsidiary Borrowers party thereto (together with the U.S. Borrower, the “Borrowers”), the lenders from time to time party thereto, JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), as Administrative Agent and as collateral agent for the Lenders, and Bank of America, N.A., as syndication agent, the Borrower has made, by written notice to the Administrative Agent dated as of April 5, 2011, a Loan Modification Offer to the 2012 Global Revolving Facility Lenders and the 2012 U.S. Revolving Facility Lenders; and
          WHEREAS, the 2012 Global Revolving Facility Lenders and the 2012 U.S. Revolving Facility Lenders party hereto (collectively, the “Accepting Lenders”) are willing to accept the Loan Modification Offer on the terms and subject to the conditions set forth herein and in the Credit Agreement;
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms; Terms Generally. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Agreement.
          SECTION 2. Loan Modifications. Subject to the terms and conditions set forth herein and in the Credit Agreement, effective as of the Effective Date (as defined below), (i) each 2012 Global Revolving Facility Lender that is an Accepting Lender shall become a 2014 Global Revolving Facility Lender under the Credit Agreement, and its Global Revolving Facility Commitment and Global Revolving Facility Loans shall become a 2014 Global Revolving Facility Commitment and 2014 Global Revolving Facility Loans thereunder, respectively, and (ii) each 2012 U.S. Revolving Facility Lender that is an Accepting Lender shall become a 2014 U.S. Revolving Facility Lender under the Credit Agreement, and its U.S. Revolving Facility Commitment and U.S. Revolving Facility Loans shall become a 2014 U.S. Revolving Facility Commitment and 2014 U.S. Revolving Facility Loans thereunder, respectively, in each case for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings, Intermediate Holdings and the Borrowers hereby represents and warrants to the Administrative Agent and to each of the Accepting Lenders that, after giving effect to this Agreement:
          (a) The representations and warranties of each Loan Party contained in any Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
          (b) No Event of Default or Default has occurred and is continuing.
          SECTION 4. Fees. The U.S. Borrower agrees to pay to the Administrative Agent, for the account of each Accepting Lender, a fee (the “Extension Fees”) in an amount equal to 0.50% of the aggregate amount of such Accepting Lender’s 2012 U.S. Revolving Facility Commitment or 2012 Global Revolving Facility Commitment, as applicable, that is converted into a 2014 U.S. Revolving Facility Commitment or 2014 Global Revolving Facility Commitment, as applicable, pursuant hereto. The Extension Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Effective Date.
          SECTION 5. Conditions to Effectiveness. This Agreement shall become effective on the date (the “Effective Date”) on which all of the following conditions precedent is satisfied:
          (a) the Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of Holdings, Intermediate Holdings, the Borrowers and each Accepting Lender.
          (b) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Simpson Thacher & Bartlett LLP, special counsel for Holdings and the U.S. Borrower, in form and substance reasonably satisfactory to the Administrative Agent. Holdings and the U.S. Borrower hereby request such counsel to deliver such opinion.
          (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence, and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
          (d) The Administrative Agent shall have receive a certificate of a Responsible Officer of the U.S. Borrower, dated the Effective Date, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.02 of the Credit Agreement.

          (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date in accordance with the Credit Agreement or any other Loan Document, including (i) the Extension Fees payable pursuant to Section 4 and (ii) to the extent invoiced (or otherwise notified to the U.S. Borrower) at least two Business Days prior to the Effective Date, reimbursement and payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.
          (f) The Collateral and Guarantee Requirement shall be satisfied after giving effect to the transactions contemplated hereby and, in connection therewith, the Administrative Agent shall have received any related documentation that the Administrative Agent or its counsel reasonably requests in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
          (g) A reaffirmation agreement in form and substance reasonably satisfactory to the Administrative Agent and dated the Effective Date shall have been delivered by each Loan Party.
          SECTION 6. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle Holdings, Intermediate Holdings, the U.S. Borrower or any other Loan Party to a consent to or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
          SECTION 7. Loan Document. This Agreement shall be a Loan Document and a Loan Modification Agreement for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 8. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.

          SECTION 10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 5 hereof. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually signed counterpart of this Agreement.
          SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TRW AUTOMOTIVE HOLDINGS CORP.,

by Name:	/s/ Joseph S. Cantie Joseph S. Cantie
Title:	Executive Vice President and Chief Financial Officer

TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP.,

by Name:	/s/ Joseph S. Cantie Joseph S. Cantie
Title:	Vice President and Chief Financial Officer

TRW AUTOMOTIVE INC.,

by Name:	/s/ Joseph S. Cantie Joseph S. Cantie
Title:	Executive Vice President and Chief Financial Officer

LUCAS INDUSTRIES LIMITED,

by Name:	/s/ Peter R. Rapin Peter R. Rapin
Title:	Director

TRW SYSTEMS LIMITED,

by Name:	/s/ Peter R. Rapin Peter R. Rapin
Title:	Director

TRW BRAKING SYSTEMS POLSKA SP. Z O.O.,

by Name:	/s/ Juergen Baro Piza Juergen Baro Piza
Title:	Director

TRW POLSKA SP. Z O.O,

by Name:	/s/ Krzysztof Szwedkowicz Krzysztof Szwedkowicz
Title:	Director

TRW STEERING SYSTEMS POLAND SP. Z O.O,

by Name:	/s/ Anthony Bassett Anthony Bassett
Title:	Director

TRW AUTOMOTIVE GMBH,

by Name:	/s/ Reinhard Lechner Reinhard Lechner
Title:	Managing Director

TRW DEUTSCHLAND HOLDING GMBH,

by Name:	/s/ Reinhard Lechner Reinhard Lechner
Title:	Managing Director

JPMORGAN CHASE BANK, N.A.(f/k/a JPMORGAN CHASE BANK), as Administrative Agent,

by Name:	/s/
Title: